FIRST AMERICAN STRATEGY FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2004
(as supplemented February 18, 2004)

Strategy Income Allocation Fund
Strategy Growth Allocation Fund
Strategy Growth & Income Allocation Fund
Strategy Aggressive Allocation Fund

        This Statement of Additional Information relates to the Class A, Class B, Class C, Class S and Class Y Shares of the funds named above (the “Funds”), each of which is a series of First American Strategy Funds, Inc. (“FASF”). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds’current Prospectus dated January 31, 2004. The financial statements included as part of the Funds’ Annual Report to shareholders for the fiscal year ended September 30, 2003 are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated by reference into the current Funds’ Prospectuses. To obtain copies of a Prospectus or the Funds’ Annual Report(s) at no charge, write the Funds’ distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND. Please retain this Statement of Additional Information for future reference.

i

Sales Loads	29
CODE OF ETHICS	30
PROXY VOTING POLICIES	30
INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS	35
Investment Advisor	35
Administrator	36
Distributor	37
Custodian and Auditors	40
INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS	40
Investment Advisor for the Underlying Funds	40
Sub-Advisor for International Fund	41
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE	41
CAPITAL STOCK	43
NET ASSET VALUE AND PUBLIC OFFERING PRICE	49
FUND PERFORMANCE	50
SEC Standardized Performance Figures	50
Non-Standard Distribution Rates	53
Certain Performance Comparisons	53
TAXATION	54
REDUCING SALES CHARGES	54
Class A Sales Charge	54
Sales of Class A Shares at Net Asset Value	55
ADDITIONAL INFORMATION ABOUT SELLING SHARES	56
By Telephone	56
By Mail	56
Redemption Before Purchase Instruments Clear	57
RATINGS	57
Ratings of Long-Term Corporate Debt Obligations	57
Ratings of Commercial Paper	59
FINANCIAL STATEMENTS	60

ii

GENERAL INFORMATION

        First American Strategy Funds, Inc. (“FASF”) was incorporated in the State of Minnesota on June 19, 1996. FASF is organized as a series fund and currently issues shares in four series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The series of FASF to which this Statement of Additional Information relates are named on the cover hereof. These series are referred to in this Statement of Additional Information as the “Funds.” Each of the Funds is an open-end diversified investment company.

        As described in the Funds’ Prospectuses, each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds which are also advised by the Funds’ investment advisor. These other mutual funds include Equity Income Fund, Equity Index Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Index Fund, Mid Cap Value Fund, Small Cap Growth Opportunities Fund, Small Cap Index Fund, Small Cap Select Fund, Small Cap Value Fund, Real Estate Securities Fund, Technology Fund, International Fund, Core Bond Fund and High Income Bond Fund, each of which is a series of First American Investment Funds, Inc., and Prime Obligations Fund, which is a series of First American Funds, Inc. These other funds are referred to herein and in the Prospectuses collectively as the “Underlying Funds.” The first fifteen funds named above are referred to herein and in the Prospectuses collectively as the “Equity Funds.”Core Bond Fund and High Income Bond Fund are referred to herein and in the Prospectuses collectively as the “Fixed Income Funds.”

        Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B, Class C, Class S and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the 1940 Act, the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. In addition, a sales load is imposed on the sale of Class A, Class B and Class C Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

        The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act. Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

        This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. (“FAF”); First American Investment Funds, Inc. (“FAIF”); First American Insurance Portfolios, Inc. (“FAIP”); and eight separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Income Fund, Inc. and First American Minnesota Municipal Income Fund II, Inc.) collectively referred to as the First American Closed-End Funds (“FACEF”).

INVESTMENT RESTRICTIONS OF THE FUNDS

        In addition to the investment objectives and policies set forth in the Prospectuses and under the caption “Additional Information Concerning Investments by the Funds and the Underlying Funds” below, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

        None of the investment restrictions set forth below shall be deemed to restrict any Fund from holding securities of investment companies which engage in the activities described in such investment restrictions. None of the investment restrictions set forth below shall be deemed to restrict any Fund from receiving, holding, and disposing of any securities received as a result of an in-kind redemption by an investment company whose shares are held by such Fund.

        Each of the Funds will:

1.

Concentrate its investments in other investment companies, but will not concentrate its investments in any particular industry. Investing in one or more other investment companies that in turn concentrate their investments in one or more particular industries shall not violate this limitation. For purposes of this limitation, the U.S. government and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. *

        None of the Funds will:

1.	Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

2.	Purchase physical commodities or contracts relating to physical commodities.

3.

Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

4.	Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

5.	Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

        The following restrictions are non-fundamental and may be changed by FASF’s Board of Directors without shareholder vote. None of the Funds will:

1.	Invest more than 15% of its net assets in all forms of illiquid investments.

2.	Make additional investments while its borrowings exceed 5% of total assets.

3.	Make short sales of securities.

4.	Lend portfolio securities representing in excess of one-third of the value of its total assets.

________________________________________________________
* According to the present interpretation by the Securities and Exchange Commission, the Fund would be concentrated in an industry if more than 25% of its total assets, based on current market value at the time of purchase, were invested in that industry.

ADDITIONAL INFORMATION CONCERNING INVESTMENTS
BY THE FUNDS AND THE UNDERLYING FUNDS

        The main investment strategies of the Funds and the Underlying Funds are set forth in such Funds’ Prospectuses. Additional information concerning such main investment strategies and other investment strategies that may be made by the Funds and the Underlying Funds is set forth under this caption. Additional information concerning the Funds’ investment restrictions is set forth above under the caption “Investment Restrictions of the Funds,” and additional information concerning the Underlying Funds’ investment restrictions is set forth below under the caption “Investment Restrictions of the Underlying Funds.”

        A percentage limitation on investments by an Underlying Fund stated in this section or in “Investment Restrictions of the Underlying Funds” is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. An Underlying Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Underlying Fund may consider doing so. However, except with respect to High Income Bond Fund and Equity Income Fund, in no event will more than 5% of any Underlying Fund’s net assets be invested in non-investment grade securities or unrated securities determined to be of comparable quality by the Advisor or Sub-Advisor of the Underlying Fund. Descriptions of the rating categories of Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. and Moody’s Investors Services, Inc. are contained in “Ratings” below.

Short-Term Investments

        The Funds and the Underlying Funds can invest in a variety of short-term instruments, which are specified in their respective Prospectuses and Statements of Additional Information. Short-term investments may be entered into on a joint basis by the Funds, the Underlying Funds, and other funds advised by U.S. Bancorp Asset Management, Inc., the Funds’investment advisor (the “Advisor”). These short-term investments include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the United States government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of an Underlying Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds and the Underlying Funds may so invest include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission (“SEC”) with respect thereto.

        The bank instruments in which the Fixed Income Funds invest may also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, the Fixed Income Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

        Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in their respective Prospectus and Statement of Additional Information, the Funds and the Underlying Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds and the Underlying Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor’s and Moody’s, see “Ratings” herein.

        Bankers’Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

        Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund or an Underlying Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund or an Underlying Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or, in the case of International Fund, the sub-advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Repurchase Agreements

        Each of the Underlying Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by an Underlying Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities (“collateral”) at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Underlying Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Underlying Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), an Underlying Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of International Fund, the sub-advisor will monitor the creditworthiness of the firms with which the Underlying Funds enter into repurchase agreements.

        The Underlying Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Underlying Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

When-Issued and Delayed Delivery Transactions

        Each of the Underlying Funds (excluding Equity Index Fund, Mid Cap Index and Small Cap Index Fund) may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. An Underlying Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

        The purchase of securities on a when-issued or delayed delivery basis exposes an Underlying Fund to risk because the securities may decrease in value prior to delivery. In addition, an Underlying Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Underlying Fund’s total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller’s failure to deliver securities to an Underlying Fund could prevent the Underlying Fund from realizing a price or yield considered to be advantageous. Prime Obligations Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result thereof, more than 15% of its net assets would be so invested.

        In connection with their ability to purchase securities on a when-issued or delayed delivery basis, the Fixed Income Funds may enter into mortgage “dollar rolls” in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a future date. In a mortgage dollar roll, a Fixed Income Fund gives up the right to receive principal and interest paid on the securities sold. However, these Underlying Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fixed Income Funds compared with what such performance would have been without the use of mortgage dollar rolls. Each Fixed Income Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

        When an Underlying Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will segregate cash or liquid securities in an amount sufficient to meet its purchase commitments. It may be expected that an Underlying Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because an Underlying Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its investment advisor or sub-advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, an Underlying Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Lending of Portfolio Securities

        In order to generate additional income, each of the Underlying Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Underlying Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which its advisor or, in the case of International Fund, the investment sub-advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Underlying Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Underlying Fund. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any dividends or interest paid on the securities. Loans are subject to termination by the lending Underlying Fund or the borrower at any time. While an Underlying Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Underlying Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees paid to an affiliate of the Advisor) in connection with these loans.

        When an Underlying Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Underlying Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Underlying Fund held the securities. See “Taxation.”

        The Advisor may act as securities lending agent for the Underlying Funds and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting the Advisor to provide such services and receive such compensation.

Options Transactions

        To the extent set forth below, the Underlying Funds may purchase put and call options on equity securities, stock indices, interest rate indices and/or foreign currencies on securities that they own or have the right to acquire. These transactions will be undertaken for the purpose of reducing risk to the Underlying Funds; that is, for “hedging” purposes. Options on futures contracts are discussed below under “—Futures and Options on Futures.”

        Options on Securities. The Underlying Funds (other than Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Prime Obligations Fund) may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium”paid by the purchaser for the right to sell or buy.

        An Underlying Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, an Underlying Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, an Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

        Options on Stock Indices. The Underlying Funds (other than Prime Obligations Fund) may purchase put and call options on stock indices. Options on stock indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on a stock index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. In particular, this amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

        Options on Interest Rate Indices. The Fixed Income Funds may purchase put and call options on interest rate indices. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike options on interest rate futures, settlements for interest rate index options are always in cash. Gain or loss depends on price movements in the interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

        Writing of Call Options. The Underlying Funds, other than Prime Obligations Fund, Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund, may write (sell) covered call options to the extent specified with respect to particular Underlying Funds as set forth herein. These transactions would be undertaken principally to produce additional income. Depending on the Underlying Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of International Fund) on foreign currencies which an Underlying Fund owns or has the right to acquire or on interest rate indices. The Equity Funds may write (sell) covered call options covering up to 25% of the equity securities owned by such Underlying Funds, except that International Fund may write (sell) covered call options covering up to 50% of the equity securities owned by such Underlying Fund.

        When an Underlying Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Underlying Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Underlying Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option.

        These Underlying Funds also may write call options on stock indices, the movements of which generally correlate with those of such respective Underlying Fund’s portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the applicable Underlying Fund’s portfolio securities.

        The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option on the same security as the option previously written. If an Underlying Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

        Limitations. None of the Underlying Funds other than International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are “in the money” at the time of purchase may be excluded from this 5% limitation. A call option is “in the money” if the exercise price is lower than the current market price of the underlying security or index, and a put option is “in the money” if the exercise price is higher than the current market price. An Underlying Fund’s loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

        The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by an Underlying Fund and the prices of options, and the risk of limited liquidity in the event that an Underlying Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

Futures and Options on Futures

        The Underlying Funds, with the exception of the Prime Obligations Fund, may engage in futures transactions and purchase options on futures. The Underlying Funds may purchase futures and options on futures contracts on securities and on stock and interest rate indexes.

        A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

        At the same time a futures contract is purchased or sold, an Underlying Fund generally must allocate cash or securities as a deposit payment (“initial deposit”). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Underlying Fund would provide or receive cash that reflects any decline or increase in the contract’s value. Futures transactions also involve brokerage costs and require an Underlying Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high-grade debt obligations, to cover its performance under such contracts.

        The Underlying Funds may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of International Fund, as part of its management of foreign currency transactions. In addition, Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund may use stock index futures and options on futures to increase the level of Fund assets devoted to replicating the composition of the S&P 500 Composite Index, the S&P Mid Cap 400 Index or the Russell 2000 Index, respectively.

        Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund’s or Underlying Fund’s total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of an Underlying Fund’s total assets. Futures transactions will be limited to the extent necessary to maintain each Fund’s and Underlying Fund’s qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

        Where an Underlying Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of an Underlying Fund’s total assets. Where an Underlying Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Underlying Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which an Underlying Fund was permitted to enter. Where an Underlying Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to International Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

        Futures transactions involve brokerage costs and require an Underlying Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. An Underlying Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Underlying Fund had not entered into any futures transactions. In addition, the value of an Underlying Fund’s futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Underlying Fund’s ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets. There also is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

CFTC Information

        The Commodity Futures Trading Commission (the “CFTC”), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended (the “CEA”). The CFTC requires the registration of a Commodity Pool Operator (“CPO”), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company that files a notice of eligibility. The Underlying Funds which may invest in commodity futures or commodity options contracts have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

Interest Rate Caps and Floors

        The Fixed Income Funds may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

Swap Agreements

        The Fixed Income Funds may enter into interest rate, total return and credit default swap agreements. The Fixed Income Funds may also enter into options on the foregoing types of swap agreements (“swap options”) and in bonds issued by special purpose entities that are backed by a pool of swaps.

        Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fixed Income Funds may write (sell) and purchase put and call swap options.

        Interest rate swaps involve the exchange of a fixed rate of interest for a floating rate of interest, usually over a one- to ten-year term. Total return swaps involve the exchange of a floating rate of interest for a coupon equal to the total return of a specified market index, usually over a three-month to one-year term. Credit default swaps involve the exchange of a monthly interest rate spread over a period of time for the risk of default by an individual corporate borrower or with respect to a basket of securities.

        One example of the use of swaps within a Fixed Income Fund may be to manage the interest rate sensitivity of the Fund. The Fund might receive or pay a fixed interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the Fund. Or, the Fund may buy or sell swap options to effect the same result. The Fixed Income Fund may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

        Another example of the use of swaps within a Fixed Income Fund is the use of credit default swaps to buy or sell credit protection. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The Fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market. The credit protection market is still relatively new and should be considered illiquid.

        Most swap agreements entered into by a Fixed Income Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor.

        The use of swap agreements by a Fixed Income Fund entails certain risks. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund. Total return swaps could result in losses if the reference index does not perform as anticipated by the Fund. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

        A Fixed Income Fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option it will be obligated, upon exercise of the option, according to the terms of the underlying agreement.

        Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fixed Income Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Securities of Foreign Banks and Branches

        Prime Obligations Fund may invest in obligations of foreign branches of United States banks and United States branches of foreign banks. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

        Because the portfolio of Prime Obligations Fund’s investments in taxable money market securities may contain securities of foreign branches of domestic banks, foreign banks, and United States branches of foreign banks, such Underlying Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of United States banks. These risks may include future unfavorable political and economic developments and possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by such Underlying Fund. Additionally, there may be less public information available about foreign banks and their branches. The Advisor carefully considers these factors when making investments. Prime Obligations Fund has agreed that, in connection with investment in securities issued by foreign banks, United States branches of foreign banks, and foreign branches of domestic banks, consideration will be given to the domestic marketability of such securities in light of these factors.

Foreign Securities

        General. Under normal market conditions, International Fund invests principally in foreign securities and the other Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund) each may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

        Core Bond Fund may invest up to 15% of its total assets and High Income Bond Fund may invest up to 25% of its total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the government of Canada, any Canadian province, or any instrumentality or political subdivision thereof; (ii) any other foreign government, agency or instrumentality; (iii) foreign subsidiaries of United States corporations; and (iv) foreign banks having total capital and surplus at the time of investment of at least $1 billion.

        Prime Obligations Fund may invest in United States dollar-denominated obligations of foreign banks, United States branches of foreign banks and foreign branches of United States banks.

        Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

        In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

        Emerging Markets. International Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

        Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party’s influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

        Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

        Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

        American Depositary Receipts and European Depositary Receipts. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign securities, the Equity Funds can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

        Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Foreign Securities Exchanges

        Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Fund may be uninvested. In addition, settlement problems could cause International Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for International Fund to obtain or to enforce a judgment against the issuer.

Foreign Currency Transactions

        International Fund invests in securities that are purchased and sold in foreign currencies. The value of International Fund’s assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. International Fund also will incur costs in converting United States dollars to local currencies, and vice versa.

        International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specified price on a future date agreed upon by the parties. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

        International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Fund may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to “lock in” the United States dollar equivalent of a dividend or interest payment made in a foreign currency. The Fund also may engage in “portfolio hedging” to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. International Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

        Although a foreign currency hedge may be effective in protecting the International Fund from losses resulting from unfavorable changes in exchange rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Fund’s investment sub-advisor’s decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the investment sub-advisor’s view regarding future exchange rates proves to have been incorrect, International Fund may realize losses on its foreign currency transactions.

        As stated above, International Fund may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

        Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. International Fund will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. International Fund will comply with applicable SEC announcements requiring it to segregate assets to cover its commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to segregate cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to segregate cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or where the position has been “covered” by entering into an offsetting position. International Fund generally will not enter into a forward contract with a term longer than one year.

        Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, International Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

        Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

        A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect International Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if International Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the International Fund’s gain would be offset in part by the premium paid for the option. Similarly, if International Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Real Estate Investment Trust (“REIT”) Securities

        A majority of Real Estate Securities Fund’s total assets will be invested in securities of real estate investment trusts. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

        REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although Real Estate Securities Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

        Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

        Because Real Estate Securities Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code, or by their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through Real Estate Securities Fund, a shareholder of Real Estate Securities Fund bears not only a proportionate share of the expenses of Real Estate Securities Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Mortgage-Backed Securities

        The Fixed Income Funds may invest in mortgage-backed securities that are Agency Pass-Through Certificates, private pass-through securities and collateralized mortgage obligations (“CMOs”), as described below.

        Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

        FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA’s operations or to assist FNMA in any other manner.

        FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.

        The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

        The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

        Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

        The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

        CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The applicable Underlying Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy.

        CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

•	In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

•	A planned amortization class (“PAC”) of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

•	An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

•	An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

•	A floating rate class of CMOs entitles the holder to receive interest at a rate that changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate that changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to “caps” and “floors” on adjustments to the interest rates that they bear.

•	A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class that is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a “mezzanine” class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

        It  generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the applicable Underlying Funds will invest more than 10% of their total fixed income assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

Adjustable Rate Mortgage Securities

        The Fixed Income Funds may invest in adjustable rate mortgage securities (“ARMS”). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMs move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

        ARMS typically have caps that limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

Asset-Backed Securities

        The Fixed Income Funds may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Collateralized Debt Obligations

        The Fixed Income Funds may invest in Collateralized Debt Obligations (“CDOs”). Similar to CMOs, CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and “external”credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

Debt Obligations Rated Less Than Investment Grade

        High Income Bond Fund invests primarily in non-investment grade debt obligations. Debt obligations rated BB, B or CCC by Standard & Poor’s or Ba, B or Caa by Moody’s are considered to be less than “investment grade” and are sometimes referred to as “junk bonds.” There are no minimum rating requirements for these investments by High Income Bond Fund (which means that the Fund may invest in bonds in default).

        The “equity securities” in which certain Underlying Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include non-investment grade obligations.

        Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by an Underlying Fund defaulted, the Underlying Fund might incur additional expenses to seek recovery.

        In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for an Underlying Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

        Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of an Underlying Fund’s use of non-investment grade debt obligations may be more dependent on the Advisor’s own credit analysis than is the case with investment grade obligations.

Brady Bonds

        High Income Bond Fund may invest in U.S. dollar-denominated “Brady Bonds.” These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”

        If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

U.S. Government Securities

        The U.S. government securities in which the Underlying Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which such Underlying Funds invest principally are:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

•	notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

•	notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

•	notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

        The government securities in which the Underlying Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities such as GNMA mortgage-backed securities are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the FNMA or FHLMC are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See “—Mortgage-Backed Securities” above for a description of these securities and the Underlying Funds that may invest in them.

U.S. Treasury Inflation-Protection Securities

        To the extent they may invest in fixed-income securities, the Underlying Funds may invest in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”).

        The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

        Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

Zero Coupon Securities

        The Fixed Income Funds may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while zero coupon securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause an Underlying Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Floating Rate Corporate Debt Obligations

        The Fixed Income Funds expect to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Common utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Fixed Rate Corporate Debt Obligations

        The Fixed Income Funds will invest in fixed rate debt obligations issued, assumed or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other special purpose entities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

Participation Interests

        High Income Bond Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. High Income Bond Fund’s investments in participation interests are subject to its limitation on investments in illiquid securities. High Income Bond Fund may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate of interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody’s, or D by Standard & Poor’s.

Fixed Income Securities — Equity Funds

        The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under “— Short-Term Investments.”Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor’s or Baa by Moody’s (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Equity Funds’ investment advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

        In addition, Equity Income Fund may invest up to 25% of its total assets, and each of the other Equity Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see “—Debt Obligations Rated Less Than Investment Grade.”

        The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by an Underlying Fund); (ii) credit risk (the risk that the issuers of debt securities held by an Underlying Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring an Underlying Fund to reinvest the prepayment at a lower interest rate).

Payment-in-Kind Debentures and Delayed Interest Securities

        High Income Bond Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash). The type of instrument in which interest may or will be paid would be known by High Income Bond Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause High Income Bond Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

        Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Preferred Stock

        The Equity Funds and the Fixed Income Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

        The Fixed Income Funds may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Common stocks acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by the Fixed Income Funds as soon as practicable in an orderly manner.

Trust Preferred Securities

        The Fixed Income Funds may invest in trust preferred securities. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary’s parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See “Taxation.” Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Loan Participations; Section 4(2) and Rule 144A Securities

        The loan participation interests in which Prime Obligations Fund may invest represent pro rata undivided interests in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. Loan participation interests that can be sold within a seven-day period are deemed by the Underlying Fund’s investment advisor to be liquid investments. If a loan participation interest is restricted from being sold within a seven-day period, then it will be limited, together with other illiquid investments, to not more than 10% of Prime Obligations Fund’s net assets. Commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and corporate obligations qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933 meet the criteria for liquidity established by the Board of Directors are deemed to be liquid. Consequently, Prime Obligations Fund does not intend to subject such securities to the limitation applicable to illiquid securities.

Credit Enhancement Agreements

        Prime Obligations Fund may arrange for guarantees, letters of credit, or other forms of credit enhancement agreements (collectively, “Guarantees”) for the purpose of further securing the payment of principal and/or interest on Prime Obligation Fund’s investment securities. Although each investment security, at the time it is purchased, must meet Prime Obligations Fund’s creditworthiness criteria, Guarantees sometimes are purchased from banks and other institutions (collectively, “Guarantors”) when Prime Obligations Fund’s investment advisor, through yield and credit analysis, deems that credit enhancement of certain of Prime Obligations Fund’s securities is advisable.

Money Market Funds

        When an Underlying Fund is permitted to invest a portion of its assets in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (i.e., in money market funds), the other funds in which it is permitted to invest include money market funds advised by the Underlying Fund’s investment advisor. Investments by the Underlying Funds in money market funds advised by such advisor are subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto. Where Prime Obligations Fund invests in other money market funds, the permitted investments of such other money market funds must constitute permitted investments of Prime Obligations Fund.

INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS

Restrictions Applicable to the Underlying Funds other than Prime Obligations Fund

        In addition to the investment objectives and policies set forth in the Prospectus and under the caption “Additional Information Concerning Investments by the Funds and the Underlying Funds” above, each of the Underlying Funds that is a series of FAIF is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to an Underlying Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

        None of the Funds will:

1.	Concentrate its investments in a particular industry, except that each Fund with one or more industry concentration implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. *

2.	Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.	Purchase physical commodities or contracts relating to physical commodities.

4.	Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

5.	Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

6.	Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

_________________
* According to the present interpretation by the Securities and Exchange Commission, the Fund would be concentrated in an industry if more than 25% of its total assets, based on current market value at the time of purchase, were invested in that industry.

The following restrictions are non-fundamental and may be changed by FAIF’s Board of Directors without a shareholder vote:

        None of the Funds will:

1.	Invest more than 15% of its net assets in all forms of illiquid investments.

2.	Borrow money in an amount exceeding 10% of the borrowing Fund’s total assets, except that High Income Bond Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

3.	Make short sales of securities.

4.	Lend portfolio securities representing in excess of one-third of the value of their total assets.

        The Board of Directors has adopted guidelines and procedures under which the Underlying Funds’ investment advisor is to determine whether the following types of securities which may be held by certain Funds are “liquid” and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the “private placement” exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floaters and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

        For determining compliance with its investment restriction relating to industry concentration, each Underlying Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as “Money Store 94-D A2” would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies — Automobile. Similarly, an asset-backed security known as “Midlantic Automobile Grantor Trust 1992-1 B” would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks — Automobile. Thus, an issuer or sponsor may be included in more than one “industry” classification, as may a particular type of collateral.

Restrictions Applicable to Prime Obligations Fund

In addition to the investment objectives and policies set forth in the Prospectus and under the caption “Additional Information Concerning Investments by the Funds and the Underlying Funds” above, Prime Obligations Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed without approval by the holders of a majority of the outstanding shares of Prime Obligations Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The investment restrictions set forth in paragraphs 7 and 8 below are non-fundamental and may be changed by FAF’s Board of Directors without a shareholder vote.

        The Fund will not:

1.	Concentrate its investments in a particular industry, except that there shall be no limitation on the purchase of obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. For purposes of this limitation, the U.S. Government and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

2.	Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.	Purchase physical commodities or contracts relating to physical commodities.

4.	Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

5.	Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

6.	Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

        The following restrictions are non-fundamental and may be changed by FAF’s Board of Directors without shareholder vote.

        The Fund will not:

7.	Sell securities short.

8.	Invest more than 10% of its net assets in illiquid securities.

        In connection with Prime Obligations Fund’s purchase of variable rate certificates of deposit (“CDs”), it may enter into agreements with banks or dealers allowing Prime Obligations Fund to resell the certificates to the bank or dealer, at Prime Obligations Fund’s option. Time deposits which may be purchased by Prime Obligations Fund are deposits held in foreign branches of United States banks which have a specified term or maturity. Prime Obligations Fund purchases CDs from only those domestic savings and loan institutions which are regulated by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation (“FDIC”), and whose deposits are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund, each of which is administered by the FDIC. However, because Prime Obligations Fund purchases large denomination CDs, it does not expect to benefit materially from such insurance. The policies described in this paragraph are non-fundamental and may be changed by FAF’s Board of Directors.

        In addition, Prime Obligations Fund is subject to the provisions of Rule 2a-7 under the 1940 Act, which require, among other things, that the Fund invest exclusively in securities that mature within 397 days from the date of purchase as determined pursuant to Rule 2a-7, that it maintains an average weighted maturity of not more than 90 days, and that it invests only in United States dollar-denominated investments that meet specified credit quality standards.

DIRECTORS AND EXECUTIVE OFFICERS

        The directors and executive officers of FASF are listed below, together with their business addresses and their principal occupations during the past five years. Under Minnesota law, FASF’s Board of Directors is generally responsible for the overall operation and management of FASF.

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director*
Benjamin R. Field III, 800 Nicollet Mall, Minneapolis, MN 55402 (1939)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since September 2003	Senior Financial Advisor, Bemis Company, Inc. since 2002; Senior Vice President, Chief Financial Officer and Treasurer, Bemis, through 2002	First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

Mickey P. Foret, 800 Nicollet Mall, Minneapolis, MN 55402 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since September 2003	Consultant to Northwest Airlines, Inc. since 2002; Executive Vice President and Chief Financial Officer, Northwest Airlines, through 2002	First American Funds Complex: twelve registered investment companies, including 61 portfolios	ADC Telecommunications, Inc.; URS Corporation; Champion Airlines, Inc.

Roger A. Gibson, 800 Nicollet Mall, Minneapolis, MN 55402 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since October 1997	Vice President, Cargo - United Airlines, since July 2001; Vice President, North America-Mountain Region for United Airlines (1995-2001)	First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

Victoria J. Herget, 800 Nicollet Mall, Minneapolis, MN 55402 (1952)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since September 2003	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001	First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

Leonard W. Kedrowski, 800 Nicollet Mall, Minneapolis, MN 55402 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since November 1996

Owner, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board Member, Designer Doors, a manufacturer of designer doors, through 2002

				First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

Richard K. Riederer, 800 Nicollet Mall, Minneapolis, MN 55402 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since August 2001	Retired; Director, President and Chief Executive Officer, Weirton Steel through 2001	First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director*

Joseph D. Strauss, 800 Nicollet Mall, Minneapolis, MN 55402 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since September 1996

Owner and President, Excensus™ LLC, a consulting firm, since 2001; Owner and President, Strauss Management Company,  a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; attorney at law

				First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

Virginia L. Stringer, 800 Nicollet Mall, Minneapolis, MN 55402 (1944)	Chair; Director

Chair term three years.  Director term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FASF’s Board since September 1997; Director of FASF since September 1996

			Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant for State Farm Insurance Company	First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

James M. Wade, 800 Nicollet Mall, Minneapolis, MN 55402 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company, since 1999	First American Funds Complex: twelve registered investment companies, including 61 portfolios	None

*        Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr., U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, MN 55402 (1962) *	President	Re-elected by the Board annually; President of FASF since February 2001

Chief Executive Officer of U.S. Bancorp Asset Management, Inc. since May 2001; Chief Executive Officer of First American Asset Management from December 2000 through May 2001 and of Firstar Investment & Research Management Company from February 2001 through May 2001; Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray from October 1998 through December 2000; prior to October 1988, Senior Airline Analyst and a Director in the Research Department, Credit Suisse First Boston

Mark S. Jordahl, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1960) *	Vice President - Investments	Re-elected by the Board annually; Vice President – Investments of FASF since September 2001

Chief Investment Officer of U.S. Bancorp Asset Management, Inc. since September 2001; President and Chief Investment Officer, ING Investment Management – Americas (September 2000 to June 2001); Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp. (January 1998 to September 2000)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jeffery M. Wilson, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1956)*	Vice President - Administration	Re-elected by the Board annually; Vice President – Administration of FASF since March 2000	Senior Vice President of U.S. Bancorp Asset Management since May 2001; prior thereto, Senior Vice President of First American Asset Management

Joseph M. Ulrey III, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1958)*	Treasurer	Re-elected by the Board annually; Treasurer of FASF since December 2003

Senior Managing Director, Fund Treasury, since December 2003 and Senior Managing Director, Risk Management and Quantitative Analysis, since May 2001, U.S. Bancorp Asset Management, Inc.; from May 2001 through December 2001, Senior Managing Director, Securities Lending and Money Market Funds, U.S. Bancorp Asset Management, Inc.; prior thereto, Senior Managing Director, Securities Lending and Money Market Funds, First American Asset Management

James D. Alt, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402 (1951)	Secretary	Re-elected by the Board annually; Assistant Secretary of FASF from September 1998 through June 2002. Secretary of FASF since June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis- based law firm

Michael J. Radmer, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402 (1945)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since March 2000; Secretary of FASF from September 1999 through March 2000	Partner, Dorsey & Whitney LLP, a Minneapolis- based law firm

Kathleen L. Prudhomme, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402 (1953)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since September 1998	Partner, Dorsey & Whitney LLP, a Minneapolis- based law firm

James R. Arnold, 615 E. Michigan Street, Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since September June 2003	Vice President, U.S. Bancorp Fund Services, LLC since March 2002; Senior Administration Services Manager, UMB Fund Services, Inc. through March 2002

Richard J. Ertel, U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since September June 2003

Disclosure Counsel, U.S. Bancorp Asset Management, Inc. since May 2003; Associate Counsel, Hartford Life and Accident Insurance Company from April 2001 through May 2003; Attorney and Law Clerk, Fortis Financial Group, through March 2001

Douglas G. Hess, 615 E. Michigan Street, Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since September 2001	Vice President, U.S. Bancorp Fund Services, LLC since November 2002; prior thereto, Assistant Vice President, Fund Compliance Administrator, U.S. Bancorp Fund Services LLC

*        Messrs. Schreier, Jordahl, Wilson, Ulrey and Ertel are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for FAIF. Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Co-Administrator for FAIF.

Standing Committees of the Board of Directors

        There are currently three standing committees of the FASF Board of Directors: Audit Committee, Pricing Committee and Nominating Committee.

	Committee Function	Committee Members	Number of Fund Complex Committee Meetings Held During Last Fiscal Year
Audit Committee

The Committee will recommend annually to the Board of Directors a firm of independent certified public accountants to audit the books and records of the funds for the ensuing year.  In connection therewith, the Committee will monitor that firm’s performance, including a review of each audit and review of fees paid, confer with that firm as to the funds’ financial statements and internal controls,  evaluate the firm’s independence, review procedures to safeguard portfolio securities, review the purchase by the funds from the firm of nonaudit services,  facilitate communications with management and service providers and review funds’ back-up procedures and disaster recovery plans.

		Leonard Kedrowski (Chair) Benjamin Field Mickey Foret Virginia Stringer (ex-officio)	11

Pricing Committee	The Committee is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors.	Joseph Strauss (Chair) Victoria Herget James Wade Virginia Stringer (ex-officio)	7

Nominating Committee	The Committee is responsible for recommending to the Board of Directors (1) nominees for election as directors, (2) a successor to the Chair when a vacancy occurs, and (3) compensation plans and arrangements for the directors; and reviewing with the Chair, the Chair’s recommended Committee assignments. The Committee does not consider nominees recommended by shareholders.	Richard Riederer (Chair) Roger Gibson Victoria Herget Virginia Stringer (ex-officio)	3

FUND SHARES OWNED BY THE DIRECTORS

        The information in the table below discloses the dollar ranges of (i) each Director's beneficial ownership in FASF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex.

Name of Director	Dollar Range of Equity Securities in FAIF	Aggregate Dollar Range of Equity Securities in the First American Funds Complex*
Benjamin Field	$0	$0
Mickey Foret	$0	$0
Leonard Kedrowski	$50,001 - $100,000	Over $100,000
Roger Gibson	$1 - $10,000	$10,001-$50,000
Victoria Herget	$0	$0
Joseph Strauss	$1 - $10,000	Over $100,000
Richard Riederer	$1 - $10,000	$50,001-$100,000
Virginia Stringer	Over $100,000	Over $100,000
James Wade	$10,001 - $50,000	Over $100,000

*     The dollar range disclosed is based on the value of the securities as of December 31, 2003.

        As of December 31, 2003, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment advisor or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly of indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

Approval of Investment Advisory Contract

        The Board of Directors last reviewed the Advisory Agreement and approved its continuation on June 4, 2003. In connection with its re-approval, the Board of Directors reviewed and considered the following factors with respect to each Fund:

•	the terms of the Advisory Agreement, including the nature and scope of services to be provided by the Advisor to the Fund (which the Board believed are comprehensive in light of the nature of the Funds);

•	the structure and rate of the fees charged by the Advisor under the Advisory Agreement (both before and after fee waivers by the Advisor), as compared to the advisory fees paid by similar funds managed by other investment advisors (with the Board believing that the Funds’ fees are reasonable);

•	the historical profitability of the Advisory Agreement to the Advisor with respect to the Fund (which the Board believed to be reasonable in light of the services provided), and the other benefits that may be received by the Advisor or its affiliates in providing services to the Fund (including soft dollar benefits received by the Advisor in addition to its investment advisory fee);

•	the total fees and expenses paid by the Fund, as compared to the total fees and expenses paid by similar funds managed by other investment advisors (with the Board believing that the Funds’ total fees and expenses are reasonable);

•	the historical investment performance of the Fund, as compared to the historical investment performance of (a) similar funds managed by other investment advisors, and (b) one or more unmanaged “benchmark” indices for the Fund;

•	information and reports concerning the management and performance of each Fund which were provided to the Board on a regular basis throughout the course of the year;

•	an in-depth review of strategies and performance which the Board performs with respect to each Fund at least annually;

•	with respect to those Funds which had significantly underperformed their peers or benchmarks on a one-year, three-year, or five-year basis, the reasons for such underperformance, the steps taken by the Advisor to improve the performance of such Funds, and the changes in performance of such Funds; and

•	the nature and scope of the investment advisory services that historically have been provided by the Advisor to the Fund, and the ability of the Advisor to continue to provide the same level and quality of investment advisory services to the Fund in light of the experience and qualifications of the Advisor and its personnel, the Advisor’s financial condition, and the terms of the Advisory Agreement.

        The “similar funds managed by other investment advisors” referred to above were selected by Lipper Inc., an organization which is not affiliated with the Advisor. The information concerning such funds was compiled and provided to the Board of Directors by Lipper Inc.

        The Board of Directors was led in its review and deliberations by James M. Wade, a “disinterested” director of the Funds whom the Board has designated as Fund Review Liaison. The Board was advised and assisted by counsel to the independent directors and fund counsel. On the basis of the Board’s review and analysis of the foregoing information, the Board found in the exercise of its business judgment that the terms of the Advisory Agreement are fair and reasonable and in the best interest of shareholders of each Fund. The Board also performed a similar, but less extensive, analysis of each sub-advisory agreement with respect to the Funds and found in the exercise of its business judgment that the terms of each such agreement are fair and reasonable and in the best interest of shareholders of the relevant Funds. No single factor or group of factors was deemed to be determinative by the Board in making these judgments. Instead, the Board based its decisions on the totality of the information that it requested and reviewed.

Compensation

        The First American Family of Funds, which includes FAIF, FAF, FASF, FAIP and the FACEF, currently pays only directors of the funds who are not paid employees or affiliates of the funds, a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the Board attended and $2,500 per Nominating Committee or Audit Committee meeting attended ($3,750 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board meetings, each participating director receives a fee of $5,000 ($7,500 in the case of the Chair), and in the event of telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the committee Chair). In addition, directors may receive a per diem fee of $2,500 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $2,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey &Whitney LLP, the law firm of which James D. Alt, Secretary, and Michael J. Radmer, and Kathleen L. Prudhomme, Assistant Secretaries of FAIF, FAF, FASF, FAIP and FACEF, are partners.

        The following table sets forth information concerning aggregate compensation paid to each director of FASF (i) by FASF (column 2), and (ii) by FAIF, FAF, FASF, FAIP and FACEF collectively (column 5) during the fiscal year ended September 30, 2003. No executive officer or affiliated person of FASF received any compensation from FASF in excess of $60,000 during such fiscal year:

Name of Person, Position	Aggregate Compensation From Registrant (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Directors (2)
Benjamin R. Field III, Director	$ 81	-0-	-0-	$ 10,000
Mickey P. Foret, Director	81	-0-	-0-	10,000
Roger A. Gibson, Director	957	-0-	-0-	126,250
Victoria J. Herget, Director	91	-0-	-0-	11,250
Leonard W. Kedrowski, Director	1,124	-0-	-0-	159,000
Richard K. Riederer, Director	1,202	-0-	-0-	148,500
Joseph D. Strauss, Director	895	-0-	-0-	110,625
Virginia L. Stringer, Director & Chair	1,536	-0-	-0-	189,750
James M. Wade, Director	890	-0-	-0-	110,000

(1)	Included in the Aggregate Compensation From Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $446; and Leonard W. Kedrowski, $1,124.

(2)	Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $63,125; and Leonard W. Kedrowski, $159,000.

_________________

The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the “Plan”). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on fund assets and liabilities and will not obligate the funds to retain any director or pay any particular level of compensation.

Sales Loads

        Purchases of the Fund’s Class A Shares by the Advisor, any Sub-Advisor, any of their affiliates, or any of their or FASF’s officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FASF’s counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge.

CODE OF ETHICS

        First American Strategy Funds, Inc., U.S. Bancorp Asset Management, Inc., Clay Finlay Inc. and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchase or held by the Funds. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.

PROXY VOTING POLICIES

General Principles

        The Advisor is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, the Advisor has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is the advisor’s duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, the Advisor also seeks to maximize total investment return for clients.

        The Advisor’s Investment Policy Committee, comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

Policies and Procedures

        Policies. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth the advisor’s positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS’s policies, the Advisor maintains the fiduciary responsibility for all proxy voting decisions. In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

        Procedures. Responsibility for certain administrative aspects of proxy voting rests with the Advisor’s Proxy Voting Administration Committee, which reports to the Investment Policy Committee. The Proxy Voting Administration Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services. These firms apprise of shareholder meeting dates, forward proxy voting materials, provide the Advisor with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as the Advisor’s proxy voting record keeper and generates reports on how proxies were voted.

        Conflicts of Interest. As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, the Advisor recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

        Although the Advisor strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients’ best interests, by adopting ISS’s policies and generally deferring to ISS’s recommendations, the Advisor believes the risk related to conflicts will be minimized.

        To further minimize this risk, the Investment Policy Committee has also reviewed ISS’s conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

        In the event an extraordinary situation arises in which (1) the Investment Policy Committee determines it is necessary in clients’ best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment Policy Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that the Advisor and the Investment Policy Committee face no material conflicts of the nature discussed above.

        If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

•	Obtaining instructions from the affected clients on how to vote the proxy;
•	Disclosing the conflict to the affected clients and seeking their consent to permit the Advisor to vote the proxy;
•	Voting in proportion to the other shareholders;
•	Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or
•	Following the recommendation of a different independent third party.

        In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify the Advisor’s Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how the Advisor should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the Advisor’s Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

Review and Reports

        On a calendar quarterly basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters, including the following:

•	Whether proxy statements were timely forwarded to ISS;
•	Whether proxy votes were cast on a timely basis;
•	Whether proxy votes were cast consistent with the policies; and
•	Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

        The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee. Such report will also review all identified conflicts and how they were addressed during the quarter.

        The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS’s proxy voting policies and conflict of interest policies. The purpose of this review is to ensure the Advisor is voting proxies in a timely and responsive manner in the best interests of clients. With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

        The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov.

        The Advisor’s separately managed account clients should contact their relationship manager for more information on the Advisor’s policies and the proxy voting record for their account.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

        Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends a vote in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

        Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

Investment Advisor

        U.S. Bancorp Asset Management, Inc. (the “Advisor”), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank, 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp operates four banks and eleven trust companies with banking offices in twenty-four contiguous states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At December 31, 2003, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $189 billion, consolidated deposits of $119 billion and shareholders’ equity of $19.2 billion.

        Pursuant to an Investment Advisory Agreement dated as of October 1, 1996 (the “Advisory Agreement”), the Funds engaged U.S. Bank, through its First American Asset Management division (“FAAM”), to act as investment advisor for, and to manage the investment of, the Funds’ assets. The Advisory Agreement was assigned to the Advisor on May 2, 2001. Under the terms of the Advisory Agreement, each Fund has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.25% of the Fund’s average daily net assets.

        The Advisory Agreement requires the Advisor to provide FASF with all necessary office space, personnel and facilities necessary and incident to the Advisor’s performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FASF and the officers and directors of FASF, if any, who are affiliated with the Advisor or any of its affiliates.

        In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FASF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

        The Advisor may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

        The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years ended September 30, 2001, September 30, 2002 and September 30, 2003:

	Fiscal Year Ended September 30, 2001			Fiscal Year Ended September 30, 2002			Fiscal Year Ended September 30, 2003
	Advisory Fee Before Waivers	Advisory Fee After Waivers		Advisory Fee Before Waivers	Advisory Fee After Waivers		Advisory Fee Before Waivers	Advisory Fee After Waivers
Aggressive Allocation Fund	$259,950	$0	*	$240,421	$0	**	$227,850	$0	**
Growth Allocation Fund	328,131	0	*	314,128	0	**	292,323	0	**
Growth & Income Allocation Fund	555,582	0	*	519,335	0	**	572,449	0	**
Income Allocation Fund	129,434	0	*	117,678	0	**	142,273	0	**

_______________________________________________

*	Advisory fees for the period were voluntarily waived by the Advisor. In addition, the Advisor reimbursed the Funds additional amounts during this period to comply with total fund operating expense limitations as previously agreed upon by the Funds and the Advisor.

**	Advisory and certain other fees for the period were waived by the Advisor to comply with total operating expense limitations that were contractually agreed upon by the Funds and the Advisor.

Administrator

        U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202 (collectively the “Administrators”), serve as co-Administrators pursuant to a Co-Administration Agreement between the Administrators and the Funds, dated as of October 1, 2001 (“Co-Administration Agreement”). The Administrators will provide administration services to the Fund and serve as the Funds’ Administrators. U.S. Bancorp Fund Services is a subsidiary of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators provide, or compensate others to provide, services to the Funds. These services include various oversight and legal services, accounting services, dividend disbursing services and shareholder services. Pursuant to the Co-Administration Agreement, USBFS will also serve as each Fund’s transfer agent. The Funds pay the Administrators fees which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.235% on the next $17 billion of aggregate average daily net assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FASF, FAIF and FAIP.) In addition, the Funds pay annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

        Between January 1, 2000 and September 30, 2001 U.S. Bank served as the sole administrator for the Funds. The Funds paid U.S. Bank fees which were calculated daily and paid monthly, equal to each Fund’s pro rata share of an amount equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. In addition, the Funds paid U.S. Bank annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

        The following table sets forth total administrative fees (including fund accounting fees), after waivers, paid by each of the Funds listed below to U.S. Bank, U.S. Bancorp Asset Management and USBFS, as applicable, for the fiscal years ended September 30, 2001, September 30, 2002 and September 30, 2003:

	Fiscal Year Ended September 30, 2001	Fiscal Year Ended September 30, 2002	Fiscal Year Ended September 30, 2003
Aggressive Allocation Fund	$113,134	$209,188	$317,999
Growth Allocation Fund	142,788	273,348	407,901
Growth & Income Allocation Fund	241,768	451,673	797,933
Income Allocation Fund	56,374	102,404	198,366

Distributor

        Quasar Distributors, LLC (the "Distributor") serves as the distributor for the Funds' shares. The Distributor is a wholly-owned subsidiary of U.S. Bancorp. Prior to October 1, 2001, SEI Investments Distribution Co., served as the distributor of the Funds.

        The Distributor serves as distributor for the Class A, Class S and Class Y Shares pursuant to a Distribution Agreement dated October 1, 2001 (the “Distribution Agreement”) between itself and the Funds, as distributor for the Class B Shares pursuant to a Distribution and Service Agreement dated October 1, 2001, (the “Class B Distribution and Service Agreement”) between itself and the Funds, and as distributor for the Class C Shares pursuant to a Distribution and Service Agreement dated October 1, 2001 (“Class C Distribution and Service Agreement”) between itself and the Funds. These agreements are referred to collectively as the “Distribution Agreements.”

        Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

        Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The Distribution Agreements provide that shares of the Funds are distributed through the Distributor and, with respect to Class A, Class B and Class C Shares, through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the “Participating Institutions”) which enter into sales agreements with the Distributor to perform share distribution or shareholder support services. U.S. Bancorp Investment Services, Inc. (“USBI”), a broker-dealer affiliated with the Advisor, is one of the Participating Institutions.

        The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares for that month.

        The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

        The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

        The Class S Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of Class S Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class S Shares. This fee is calculated and paid each month based on average daily net assets of the Class S Shares.

        The Distributor receives no compensation for distribution of the Class S or the Class Y Shares, although the Distributor receives fees for providing shareholder services to beneficial owners of Class S shares, as described below.

        The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FASF and by the vote of the majority of those Board members of FASF who are not interested persons of FASF and who have no direct or indirect financial interest in the operation of FASF’s Rule 12b-1 Plans of Distribution or in any agreement related to such plans.

        The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by the principal underwriter (Quasar or SEI Investments Distribution Co., as applicable), during the fiscal years/periods ended September 30, 2001, September 30, 2002 and September 30, 2003:

	Total Underwriting Commissions
	Fiscal Year/Period Ended September 30, 2001	Fiscal Year/Period Ended September 30, 2002	Fiscal Year/Period Ended September 30, 2003
Aggressive Allocation Fund	$ 55,273	$ 52,492	$ 37,606
Growth Allocation Fund	62,214	84,622	69,042
Growth & Income Allocation Fund	59,452	97,921	337,073
Income Allocation Fund	13,771	19,442	53,009

	Underwriting Commissions Retained by the Applicable Underwriter
	Fiscal Year/Period Ended September 30, 2001	Fiscal Year/Period Ended September 30, 2002	Fiscal Year/Period Ended September 30, 2003
Aggressive Allocation Fund	$ 5,900	$ 4,215	$ 5,239
Growth Allocation Fund	5,847	5,008	7,580
Growth & Income Allocation Fund	5,882	5,611	248,502
Income Allocation Fund	1,624	1,082	4,710

        The Distributor received the following compensation from the Funds during the Funds’ most recent fiscal year:

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Aggressive Allocation Fund	$ 5,239	$ 5,061	—	—
Growth Allocation Fund	7,580	1,185	—	—
Growth & Income Allocation Fund	248,502	2,738	—	—
Income Allocation Fund	4,710	5,799	—	—

_____________________________________________________________________

*	As disclosed below, the Funds also paid fees to the Distributor under FASF’s Rule 12b-1 Plans and under the Shareholder Service Plan and Agreement between FASF and the Distributor. None of those fees were retained by the Distributor. The Distributor is compensated under a separate arrangement from fees earned by U.S. Bancorp Fund Services, LLC, as part of the Funds’ Co-Administration Agreement.

        FASF has entered into a Shareholder Service Plan and Agreement with the Distributor, under which the Distributor has agreed to provide FASF, or will enter into written agreements with other service providers pursuant to which the service providers will provide FASF, one or more specified shareholder services to beneficial owners of Class S Shares. The Distributor has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Class S Shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay the Distributor a fee at an annual rate of 0.25% of the average net asset value of the Class S Shares, computed daily and paid monthly. The Distributor is to pay any shareholder service providers with which it enters into written agreements out of this amount.

        The following tables set forth the total shareholder servicing fees, after waivers, paid by Class S shares of the Funds listed below for the fiscal years ended September 30, 2001, September 30, 2002 and September 30, 2003:

	Class S Shares Shareholder Servicing Fees
	Fiscal Year Ended September 30, 2001	Fiscal Year Ended September 30, 2002	Fiscal Year Ended September 30, 2003
Aggressive Allocation Fund(1)	$255,608	$862	$2,665
Growth Allocation Fund(1)	322,479	675	4,994
Growth & Income Allocation Fund(1)	545,884	619	7,429
Income Allocation Fund(1)	126,608	476	2,161

___________________________________________________

(1)	Prior to September 24, 2001, Class S Shares were known as the Class A Shares and were the only class of Shares.

        FASF has also adopted Plans of Distribution with respect to the Class A, Class B and Class C Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares. Each of the Plans is a “compensation-type” plan under which the Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee. The distribution fees under each of the plans are used for sole-primary purpose of compensating broker-dealers for their sales of the Funds. The Class B and C Plans authorize the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, respectively, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor, any Participating Institution, the Administrator, and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B and Class C Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Advisor at any time.

        The following tables set forth the total Rule 12b-1 fees, after waivers, paid by each class of the Funds listed below for each of the Funds for the fiscal years ended September 30, 2001, September 30, 2002 and September 30, 2003:

	Fiscal Year Ended September 30, 2003
	Class A	Class B*	Class C*
Aggressive Allocation Fund	$4,378	N/A	N/A
Growth Allocation Fund	5,650	N/A	N/A
Growth & Income Allocation Fund	9,698	N/A	N/A
Income Allocation Fund	2,178	N/A	N/A
	Fiscal Year Ended September 30, 2003
	Class A	Class B	Class C
Aggressive Allocation Fund	$200,452	$1,902	$1,793
Growth Allocation Fund	266,618	14,224	14,224
Growth & Income Allocation Fund	437,334	1,382	17,487
Income Allocation Fund	103,572	1,721	3,233

	Fiscal Year Ended September 30, 2003
	Class A	Class B	Class C
Aggressive Allocation Fund	$148,615	$4,193	$5,711
Growth Allocation Fund	189,601	4,330	26,825
Growth & Income Allocation Fund	366,542	6,539	28,517
Income Allocation Fund	86,215	5,747	9,671

_______________________________________________

*	The Fund did not offer this class of shares during the period indicated.

Custodian and Auditors

        Custodian. The custodian of the Funds’ assets is U.S. Bank (the “Custodian”), 415 Walnut Street, Cincinnati, OH 45202. The Custodian is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodian or, for International Fund, by a sub-custodian. The Custodian or sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FASF’s officers or resolutions of the Board of Directors.

        As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.01% of each Fund’s average daily net assets. Sub-custodian fees for International Fund are paid by the Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FASF.

        Auditors. Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds’ independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings.

INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS

Investment Advisor for the Underlying Funds

        The Advisor of the Funds also serves as investment advisor and manager of each of the Underlying Funds. For information concerning the Advisor, see “Investment Advisory and Other Services for the Funds — Investment Advisor” above.

        Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the “FAIF Advisory Agreement”) as amended, FAIF engaged U.S. Bank, through its First American Asset Management division, to act as investment advisor for and to manage the investment of the assets of the Underlying Funds. The FAIF Advisory Agreement was assigned to the Advisor pursuant to an Assignment and Assumption Agreement dated May 2, 2001. The monthly fees paid to the Advisor are calculated on an annual basis based on the Underlying Fund’s average daily net assets, as set forth in the following table:

Underlying Fund	Gross Advisory Fee
Equity Income Fund(1)	0.65%
Equity Index Fund	0.25
Large Cap Select Fund(1)	0.65
Large Cap Growth Opportunities Fund(1)	0.65
Large Cap Value Fund(1)	0.65
Mid Cap Growth Opportunities Fund	0.70
Mid Cap Index Fund	0.25
Mid Cap Value Fund	0.70
Small Cap Select Fund	0.70
Small Cap Growth Opportunities Fund	0.70
Small Cap Index Fund	0.40
Small Cap Value Fund	0.70
International Fund	1.10
Technology Fund	0.70
Real Estate Securities Funds	0.70
Core Bond Fund	0.50
High Income Bond Fund	0.70

_________________
(1) The Advisor has agreed to a breakpoint schedule with each of Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund and Equity Income Fund. The advisory fee paid separately by each of these Funds will be based on an annual rate of 0.65% for the first $3 billion of each Fund’s average daily net assets; 0.625% for average daily net assets in excess of $3 billion up to $5 billion; and 0.60% for average daily net assets in excess of $5 billion.

        Pursuant to an Investment Advisory Agreement, effective as of January 20, 1995 (the “FAF Advisory Agreement”), FAF engaged U.S. Bank, through its First American Asset Management division, to act as investment advisor for and to manage the investment of the assets of Prime Obligations Fund. The FAF Advisory Agreement was assigned to the Advisor pursuant to an Assignment and Assumption Agreement dated May 2, 2001. The monthly fee paid to the Advisor equals, on an annual basis, 0.35% of the Fund’s average daily net assets (before any waivers).

        The FAIF Advisory Agreement and the FAF Advisory Agreement require the Advisor to provide FAIF and FAF with all necessary office space, personnel and facilities necessary and incident to the Advisor’s performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIF and FAF and the officers and directors of FAIF and FAF, if any, who are affiliated with the Advisor or any of its affiliates.

        In addition to the investment advisory fee, each Underlying Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Underlying Fund may enter into an agreement for the performance of services. Each Underlying Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Underlying Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

        Information concerning advisory fees paid by the Underlying Funds during their three most recent fiscal years is set forth in their Statements of Additional Information, which may be obtained by writing Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND.

Sub-Advisor for International Fund

        Clay Finlay Inc. (“Clay Finlay”), 200 Park Avenue, New York, New York, 10166, is the sub-advisor to the International Fund under an agreement with the Advisor (the “Clay Finlay Sub-Advisory Agreement”), and is responsible for the investment and reinvestment of the fund’s assets and the placement of brokerage transaction for the fund. Clay Finlay has been retained by the fund’s investment advisor and is paid a portion of the advisory fee. Clay Finlay, an international equity investment management firm, headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay’s only business. Clay Finlay offers a full range of Global, International (Diversified and Concentrated) and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of December 31, 2003, Clay Finlay had $7.4 billion in assets under management.

        For its services to International Fund under the Clay Finlay Sub-Advisory Agreement, Clay Finlay is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.25% of the first $500 million of International Fund’s average daily net assets, 0.10% of International Fund’s average daily net assets in excess of $500 million.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

        It is anticipated that the majority of the Funds’ portfolio transactions will consist of purchases and sales of shares of the Underlying Funds. These purchases and sales will be made directly with the Underlying Funds. The class of shares of the Underlying Funds in which the Funds will invest is not subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees or any shareholder servicing fees.

        To the extent that the Funds may purchase or sell securities other than shares of the Underlying Funds, decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor.

        In selecting a broker-dealer to execute securities transactions, the Advisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. A predominant factor in selecting a broker-dealer to execute securities transactions is often the nature and quality of any brokerage and research services provided by the broker-dealer. The Funds may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). The Funds may pay up in recognition of the value of brokerage and research services provided to the Advisor by the broker-dealer. In such cases, the Funds are in effect paying for the brokerage and research services in so-called “soft-dollars”. However, the Advisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the Funds.

        The types of brokerage services the Advisor receives from broker-dealers include automated equity trade order entry and execution systems and systems which provide an automated DTC interface to facilitate securities trading, clearance and settlement. Such brokerage services may be provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and record-keeping services into one package. The types of research services the Advisor receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Advisor by, or through, broker-dealers.

        The research products and services the Advisor receives from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor’s own normal research activities. As a practical matter, however, it would be impossible for the Advisor to generate all of the information presently provided by broker-dealers. The expenses of the Advisor would be materially increased if it attempted to generate such additional information through its own staff. To the extent that the Advisor could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor is relieved of expenses that it might otherwise bear when such services are provided by broker-dealers.

        As a general matter, the brokerage and research products and services the Advisor receives from broker-dealers are used to service all of its respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions.

        In some cases, the Advisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record-keeping, administration or marketing. In such cases, the Advisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Advisor has a conflict of interest in making such decisions. Subject to its best price and execution responsibilities, the Advisor may consider the placement of orders by securities firms for the purchase of Fund shares as a factor in allocating portfolio transactions.

        The Advisor effects equity securities transactions on behalf of the Underlying Funds through its trading desks in Minneapolis and Milwaukee. Each trading desk makes its own determinations regarding allocation of brokerage among the various broker-dealers it uses to execute trades, including evaluations of the quality of execution, the research products and services received and the commissions paid. The trading desks communicate with each other, and each has access to the trade blotter of the other, but they otherwise operate independently. One trading desk may therefore be selling a given security at the same time that the other trading desk is buying the security.

        Many of the Underlying Funds’ portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Underlying Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.

        When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

        The policies of the Underlying Funds with respect to portfolio transactions and the allocation of brokerage, and the brokerage commissions paid by them during their three most recent fiscal years, are set forth in their Statements of Additional Information, which may be obtained by writing Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or calling Investor Services at 800 677-FUND.

CAPITAL STOCK

        Each share of each Fund’s $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

        Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FASF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

        As of January 2, 2004, the directors and officers of FASF as a group owned less than one percent of each Fund’s outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

	Percentage of Outstanding Shares

	Class A	Class B	Class C	Class Y	Class S

STRATEGY AGGRESSIVE GROWTH

NFSC FEBO # 251-062472 US BANK NATIONAL ASSOC TTEE MILLER NASH LLP PROFIT SHARING U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958	7.35%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787	6.84%

	Percentage of Outstanding Shares

	Class A	Class B	Class C	Class Y	Class S

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS STRAT AGGRS ALLOC OMNIBUS ACCT ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	6.65%

US BANCORP INVESTMENTS INC FBO 131329641 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217		10.49%

US BANCORP INVESTMENTS INC FBO 125609591 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217		10.28%

US BANCORP PIPER JAFFRAY FOR THE SOLE BEN OF ITS CUSTOMERS STRATEGY AGG GRO ALLO CL B OMNIBUS ATT TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000		7.14%

US BANCORP INVESTMENTS INC FBO 112904001 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217		5.11%

US BANCORP PIPER JAFFRAY FOR THE SOLE BEN OF ITS CUSTOMERS STRATEGY AGG GRO ALLO CL C OMNIBUS ATT TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000			58.45%

STERLING TRUST COMPANY TR JMS EQUITIES INC 401K 700 17TH ST STE 310 DENVER, CO 80202-3502			8.75%

STERLING TRUST COMPANY TR EZZIE’S WHOLSALE INC 401K 700 17TH ST STE 310 DENVER, CO 80202-3502			6.70%

US BANK CUST US BANCORP CAP 1805TH ST E STE SPEN0502 SAINT PAUL, MN 55101-2672				53.69%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787				8.82%

NFSC FEBO# 251-055980 US BANK NATIONAL ASSOC TTEE ECONOPRINT, INC. RETIREMENT SA 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958				5.64%

NFSC FEBO# 251-055344 US BANK NATIONAL ASSOC TTEE DELTAK PROFIT SHARING PLAN 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958				5.24%

	Percentage of Outstanding Shares

	Class A	Class B	Class C	Class Y	Class S

NFSC FEBO# 251-051241 US BANK NATIONAL ASSOC TTEE ACI, LTD 401(K) SAVINGS PLAN 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					25.39%

MUGGS &CO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787					17.40%

NFSC FEBO# 251-054151 US BANK NATIONAL ASSOC TTEE CHESLEY FREIGHTLINER, INC CON 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					8.17%

NFSC FEBO# 251-060003 US BANK NATIONAL ASSOC TTEE KEITH MERRICK COMPANY 401(K) P 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					8.00%

NFSC FEBO# 251-064939 US BANK NATIONAL ASSOC TTEE PRAGMATEK CONSULTING GROUP LT 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					6.70%

NFSC FEBO# 251-056723 US BANK NATIONAL ASSOC TTEE FIRST NATIONAL BANK OF BUFFALO 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					6.62%

STRATEGY GROWTH ALLOCATION

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE, WI 53201-1787	16.31%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS STRATEGY GROWTH ALLOC OMNIBUS ACCT ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	7.48%

US BANCORP INVESTMENTS INC FBO 222108351 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217		12.38%

US BANCORP INVESTMENTS INC FBO 122281931 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217		5.19%

US BANCORP PIPER JAFFRAY FOR THE SOLE BEN OF ITS CUSTOMERS ATT TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000			52.42%

STERLING TRUST COMPANY TR EZZIE’S WHOLSALE INC 401K 700 17TH ST STE 310 DENVER, CO 80202-3502			12.22%

	Percentage of Outstanding Shares

	Class A	Class B	Class C	Class Y	Class S

US BANK NATL ASSN CUST IRA A/C CAROL WACHHOLZ 10465 ELM CREEK RD WACONIA, MN 55387-9573			7.05%

US BANK CUST US BANCORP CAP 1805TH ST E STE SPEN0502 SAINT PAUL, MN 55101-2672				67.32%

NFSC FEBO# 251-06003 US BANK NATIONAL ASSOC TTEE KEITH MERRICK COMPANY 401(K) P 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					34.99%

NFSC FEBO# 251-064904 US BANK NATIONAL ASSOC TTEE POWER PROCESS EQUIPMENT INC. 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					13.67%

NFSC FEBO# 669-053970 HARVEY L HAYES JR US BANK TTEE 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					7.10%

STRATEGY GROWTH & INCOME ALLOC

WACHOVIA BANK NA TRST US BANCORP DEFERRED COMP TR DTD 8/1/97 123 S BROAD ST PHILADELPHIA, PA 19109-1029	32.71%

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS STRAT GRO & INC ALLOC OMNIBUS ACCT ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	5.87%

US BANCORP INVESTMENTS INC FBO 222393541 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217		5.15%

US BANCORP PIPER JAFFERY FOR THE SOLE BEN OF ITS CUSTOMERS ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000			53.46%

STERLING TRUST COMPANY TR EZZIE’S WHOLSALE INC 401K 700 17TH ST STE 310 DENVER, CO 80202-3502			5.83%

NFSC FEBO# 251-067750 US BANK NATIONAL ASSOC TTEE STERION INC. 401(K) PLAN U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958			5.17%

	Percentage of Outstanding Shares

	Class A	Class B	Class C	Class Y	Class S

US BANK CUST US BANCORP CAP U/A 01-01-1984 1805TH ST E STE SPEN0502 SAINT PAUL, MN 55101-2672				56.27%

NFSC FEBO# 251-055344 US BANK NATIONAL ASSOC TTEE DELTAK PROFIT SHARING PLAN U/A 07/15/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958				10.46%

NFSC FEBO# 251-062227 US BANK NATIONAL ASSOC TTEE MID STAES ALUMINUM CORP U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958				6.26%

NFSC FEBO# 251-057770 US BANK NATIONAL ASSOC TTEE GODBERSEN-SMITH CONSTRUCTION C U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958				5.72%

NFSC FEBO# 251-066796 US BANK NATIONAL ASSOC TTEE SELZER-ORNST CO. RETIREMENT SA U/A 07/15/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958				5.07%

NFSC FEBO# 251-069116 US BANK NATIONAL ASSOC TTEE TOM THUMB DONUT CORP. MP PENSION 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					21.87%

NFSC FEBO# 251-069124 US BANK NATIONAL ASSOC TTEE TOM THUMB DONUT CORP. PROFIT S 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					16.51%

NFSC FEBO# 251-064904 US BANK NATIONAL ASSOC TTEE POWER PROCESS EQUIPMENT, INC. 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					16.28%

NFSC FEBO# 251-072214 US BANK NATIONAL ASSOC TTEE M A FORD MFG CO, INC DEFERRED PLAN 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					7.28%

STRATEGY INCOME ALLOCATION

US BANCORP PIPER JAFFRAY FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS STRATEGY INCOME ALLOC OMNIBUS ACCT ATTN TA SERVICES BC-MN-H05U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000	18.59%

	Percentage of Outstanding Shares

	Class A	Class B	Class C	Class Y	Class S

NFSC FEBO # 251-052086 US BANK NATIONAL ASSOC TTEE ARTISTIC MANUFACTURING PROFIT U/A 07/15/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958	6.95%

US BANCORP INVESTMENTS INC FBO 224367111 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217		18.17%

US BANCORP INVESTMENTS INC FBO 249314711 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217		8.99%

US BANCORP INVESTMENTS INC FBO 2506922211 60 LIVINGSTON AVENUE ST PAUL, MN 55107-2292		5.20%

US BANCORP PIPER JAFFRAY FOR THE SOLE BEN OF ITS CUSTOMERS STRATEGY INCOME CL C OMNIBUS ATTN TA SERVICES BC-MN-HO5U 800 NICOLLET MALL MINNEAPOLIS, MN 55402-7000			59.94%

US BANCORP INVESTMENTS INC FBO 224273891 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217			6.50%

US BANCORP INVESTMENTS INC FBO 122176751 100 S 5TH ST STE 1400 MINNEAPOLIS, MN 55402-1217			5.73%

NFSC FEBO# 251-067750 US BANK NATIONAL ASSOC TTEE STERION INC 401(K)PLAN U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958			5.70%

US BANK CUST US BANCORP CAP U/A 01-01-1984 180 5TH ST E STE SPEN0502 SAINT PAUL, MN 55101-2672				30.55%

NFSC FEBO# 251-061093 US BANK NATIONAL ASSOC TTEE LUNDHOLM SURGICAL FROUP LTD SA U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958				18.71%

NFSC FEBO# 251-055344 US BANK NATIONAL ASSOC TTEE DELTAK PROFIT SHARING PLAN U/A 07/15/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958				14.51%

	Percentage of Outstanding Shares

	Class A	Class B	Class C	Class Y	Class S

NFSC FEBO# 251-069175 US BANK NATIONAL ASSOC TTEE TOTAL LOGISTIC CONTROL LLC RE U/A 07/16/03 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958				5.46%

NFSC FEBO# 251-064904 US BANK NATIONAL ASSOC TTEE POWER PROCESS EQUIPMENT, INC 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					34.17%

NFSC FEBO# 251-053716 US BANK NATIONAL ASSOC TTEE CAMPBELL SUPPLY COMPANY PROFIT 1555 N RIVERCENTER DR STE 303 MILWAUKEE, WI 53212-3958					29.68%

NET ASSET VALUE AND PUBLIC OFFERING PRICE

        The public offering price of the shares of a Fund generally equals the Fund’s net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds’ Prospectuses. The public offering price of each Fund’s Class A Shares and Class C Shares, as of September 30, 2003, is as set forth below. The public offering prices of Class B, Class Y and Class S Shares will be the same as net asset value (set forth below) since no sales charges are imposed on the purchase of such shares.

	Public Offering Price
	Class A	Class C
Income Allocation Fund	$10.89	$10.38
Growth & Income Allocation Fund	9.24	8.79
Growth Allocation Fund	9.23	8.80
Aggressive Allocation Fund	8.98	8.54

        The net asset value of each Fund’s shares is determined on each day during which the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. The following sets forth the net asset value of the Funds as of September 30, 2003.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Income Allocation Fund
Class A	$32,253,837.40	3,133,549.36	$10.29
Class B	857,660.35	83,560.28	10.26
Class C	1,557,694.47	151,523.17	10.28
Class S	1,028,068.74	99,924.95	10.29
Class Y	23,678,211.21	2,300,558.11	10.29
Growth & Income Allocation Fund
Class A	$153,237,837.14	17,551,974.74	$8.73
Class B	1,113,735.27	128,026.11	8.70
Class C	3,305,625.00	380,050.31	8.70
Class S	4,760,362.00	547,381.66	8.70
Class Y	90,294,269.67	10,364,988.59	8.71

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Growth Allocation Fund
Class A	$74,968,304.72	8,601,779.51	$8.72
Class B	767,202.49	88,330.29	8.69
Class C	3,206,065.52	368,231.38	8.71
Class S	2,525,036.98	290,427.84	8.69
Class Y	41,089,053.22	4,718,940.74	8.71
Aggressive Allocation Fund
Class A	$59,894,751.91	7,055,747.38	$8.49
Class B	650,604.89	77,019.42	8.45
Class C	798,404.26	94,455.39	8.45
Class S	989,771.67	116,811.42	8.47
Class Y	29,581,060.60	3,488,228.64	8.48

FUND PERFORMANCE

SEC Standardized Performance Figures

        Yield for the Funds. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be “annualized” using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

        Based upon the 30-day period ended September 30, 2003, the yields for the Class A, Class B, Class C, Class S and Class Y shares of the Funds were as follows:

	Class A	Class B	Class C	Class Y	Class S
Income Allocation Fund	2.88%	2.12%	2.14%	2.88%	3.13%
Growth & Income Allocation Fund	1.79	1.05	1.05	1.80	2.05
Growth Allocation Fund	1.16	0.41	0.41	1.17	1.42
Aggressive Allocation Fund	0.65	(0.11)	(0.10)	0.65	0.90

        Such yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2 [(a - b + 1)6 - 1]

cd

Where:

a

=

dividends and interest earned during the period

b

=

expenses accrued for the period (net of reimbursements)

c

=

average daily number of shares outstanding during the period that were entitled to receive dividends

d

=

maximum offering price per share on the last day of the period

        Total Return. Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund’s portfolio. The Funds’ average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the Securities and Exchange Commission.

        Average Annual Total Return. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders’ report, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)n = ERV

Where:

P

=

a hypothetical initial payment of $1,000

T

=

average annual total return

N

=

number of years

ERV

=

ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

        This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. For Class B and Class C Shares, the calculation assumes the maximum deferred sales load is deducted at the times, in the amounts and under the terms disclosed in the applicable Prospectus. Average annual total return quotations may be accompanied by quotations that do not reflect the sales charges, and therefore will be higher.

        Cumulative Total Return. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

CTR = ((ERV - P) / P) 100

Where:

CTR

=

cumulative total return

ERV

=

ending redeemable value at the end of, the period of a hypothetical $1,000 payment made at the beginning of such period; and

P

=

initial payment of $1,000

        This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

        Based on the foregoing, the cumulative and the average annual total returns for the Funds from inception through September 30, 2003, were as set forth below.

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year
	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%
Income Allocation Fund (1)
Class A (return before taxes)	10.91	4.85	5.27	2.37	12.31	6.14	-	-
Class A (return after taxes on distributions)	7.78	1.89	3.79	0.93	10.98	4.89	-	-
Class A (return after taxes on distributions and sale of fund shares)	7.33	2.29	3.57	1.13	7.92	3.92	-	-
Class B (return before taxes)	9.19	5.19	4.46	2.54	11.46	6.46	-	-
Class B (return after taxes on distributions)	6.61	2.61	3.23	1.29	10.41	5.41	-	-
Class B (return after taxes on distributions and sale of fund shares)	6.21	2.83	3.03	1.39	7.38	4.13	-	-
Class C (return before taxes)	9.37	9.37	4.54	4.54	11.55	10.55	-	-
Class C (return after taxes on distributions)	6.80	5.75	3.32	2.81	10.50	8.36	-	-
Class C (return after taxes on distributions and sale of fund shares)	6.37	5.47	3.11	2.68	7.44	6.04	-	-
Class S (return before taxes)	46.91	-	5.65	-	12.31	-	3.73	-
Class S (return after taxes on distributions)	28.58	-	3.66	-	10.99	-	1.69	-
Class S (return after taxes on distributions and sale of fund shares)	28.18	-	3.61	-	7.92	-	1.92	-
Class Y (return before taxes)	11.46	-	5.53	-	12.58	-	-	-
Class Y (return after taxes on distributions)	8.12	-	3.95	-	11.16	-	-	-
Class Y (return after taxes on distributions and sale of fund shares)	7.66	-	3.73	-	8.09	-	-	-

	Cumulative Since Inception		Average Annual Since Inception		Average Annual One Year		Average Annual Five Year
	Without	With	Without	With	Without	With	Without	With
	Sales Charge		Sales Charge		Sales Charge		Sales Charge
	%	%	%	%	%	%	%	%

Growth & Income Allocation Fund (1)
Class A (return before taxes)	6.99	1.14	3.41	0.56	16.12	9.69	-	-
Class A (return after taxes on distributions)	4.51	(1.20)	2.21	(0.60)	15.29	8.90	-	-
Class A (return after taxes on distributions and sale of fund shares)	4.68	(0.23)	2.29	(0.11)	10.42	6.24	-	-
Class B (return before taxes)	5.57	1.63	2.73	0.80	15.25	10.25	-	-
Class B (return after taxes on distributions)	3.50	(0.44)	1.72	(0.20)	14.70	9.70	-	-
Class B (return after taxes on distributions and sale of fund shares)	3.73	0.37	1.83	0.19	9.87	6.62	-	-
Class C (return before taxes)	5.49	5.49	2.69	2.69	15.35	14.35	-	-
Class C (return after taxes on distributions)	3.45	2.41	1.70	1.19	14.81	12.63	-	-
Class C (return after taxes on distributions and sale of fund shares)	3.68	2.78	9.94	8.52	1.81	1.37	-	-
Class S (return before taxes)	36.72	-	4.57	-	16.20	-	3.02	-
Class S (return after taxes on distributions)	19.14	-	2.53	-	15.36	-	0.71	-
Class S (return after taxes on distributions and sale of fund shares)	22.14	-	2.90	-	10.47	-	1.47	-
Class Y (return before taxes)	7.49	-	3.65	-	16.44	-	-	-
Class Y (return after taxes on distributions)	4.72	-	2.32	-	15.50	-	-	-
Class Y (return after taxes on distributions and sale of fund shares)	4.93	-	2.41	-	4.93	-	-	-

Growth Allocation Fund (1)
Class A (return before taxes)	6.37	0.52	3.11	0.26	19.06	12.54	-	-
Class A (return after taxes on distributions)	4.36	(0.37)	2.14	(0.68)	18.50	12.01	-	-
Class A (return after taxes on distributions and sale of fund shares)	4.47	(0.45)	2.19	(0.22)	12.35	8.11	-	-
Class B (return before taxes)	4.85	0.89	2.38	0.44	18.18	13.18	-	-
Class B (return after taxes on distributions)	3.29	(0.67)	1.62	(0.33)	17.91	12.91	-	-
Class B (return after taxes on distributions and sale of fund shares)	3.46	0.09	1.70	0.04	11.79	8.54	-	-
Class C (return before taxes)	4.85	4.85	2.38	2.38	18.24	17.24	-	-
Class C (return after taxes on distributions)	3.38	2.33	1.66	1.15	17.99	15.89	-	-
Class C (return after taxes on distributions and sale of fund shares)	3.51	2.61	1.73	1.29	11.83	10.47	-	-
Class S (return before taxes)	32.89	-	4.15	-	18.83	-	2.78	-
Class S (return after taxes on distributions)	17.35	-	2.31	-	18.27	-	0.62	-
Class S (return after taxes on distributions and sale of fund shares)	20.54	-	2.71	-	12.19	-	1.42	-
Class Y (return before taxes)	6.78	-	3.30	-	19.38	-	-	-
Class Y (return after taxes on distributions)	4.57	-	2.24	-	18.71	-	-	-
Class Y (return after taxes on distributions and sale of fund shares)	4.69	-	2.30	-	12.54	-	-	-

Aggressive Allocation Fund (1)
Class A (return before taxes)	6.20	0.41	3.03	0.20	21.83	15.10	-	-
Class A (return after taxes on distributions)	5.09	(0.64)	2.49	(0.32)	21.57	14.85	-	-
Class A (return after taxes on distributions and sale of fund shares)	4.79	(0.10)	2.35	(0.05)	14.17	9.79	-	-
Class B (return before taxes)	4.58	0.58	2.25	0.29	20.91	15.91	-	-
Class B (return after taxes on distributions)	3.91	(0.09)	1.92	(0.05)	20.84	15.84	-	-
Class B (return after taxes on distributions and sale of fund shares)	3.69	0.29	1.81	0.15	13.58	10.33	-	-
Class C (return before taxes)	4.57	4.57	2.24	2.24	20.74	19.74	-	-
Class C (return after taxes on distributions)	3.90	2.91	1.91	1.43	20.67	18.48	-	-
Class C (return after taxes on distributions and sale of fund shares)	3.68	2.84	1.81	1.40	13.47	12.05	-	-
Class S (return before taxes)	29.84	-	3.80	-	21.73	-	2.54	-
Class S (return after taxes on distributions)	15.74	-	2.11	-	21.46	-	0.45	-
Class S (return after taxes on distributions and sale of fund shares)	19.63	-	2.59	-	14.10	-	1.39	-
Class Y (return before taxes)	6.59	-	3.22	-	21.99	-	-	-
Class Y (return after taxes on distributions)	5.29	-	2.59	-	21.62	-	-	-
Class Y (return after taxes on distributions and sale of fund shares)	5.01	-	2.45	-	14.26	-	-	-

___________________________________________________________
(1)           Class A, Class B, Class C and Class Y have an inception date of September 24, 2001. Class S has an inception date of October 1, 1996.

Non-Standard Distribution Rates

        Historical Distribution Rates. The Funds’ historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. For the one year period ended September 30, 2003, the historical distribution rates for the Class A, Class B, Class C, Class Y and Class S shares of the Funds were as set forth below.

	Class A	Class B	Class C	Class Y	Class S
Income Allocation Fund(1)	3.00%	2.52%	2.49%	3.41%	3.18%
Growth & Income Allocation Fund(1)	1.78	1.25	1.19	2.11	1.90
Growth Allocation Fund(1)	1.14	0.58	0.54	1.43	1.21
Aggressive Allocation Fund(1)	0.51	0.14	0.14	0.76	0.54

____________________________________

(1)	Income Allocation Fund, Growth & Income Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund Class A, Class B, Class C and Class Y shares commenced operations on September 24, 2001.

        Annualized Current Distribution Rates. The Funds’ annualized current distribution rates are computed by dividing a Fund’s income dividends for a specified month by the number of days in that month and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rates for Class A, Class B, Class C, Class Y and Class S shares of the Funds for the one month period ended September 30, 2003, were as set forth below.

	Class A	Class B	Class C	Class Y	Class S
Income Allocation Fund(1)	3.01%	2.62%	2.47%	3.43%	3.19%
Growth & Income Allocation Fund(1)	1.48	0.87	0.86	1.82	1.58
Growth Allocation Fund (1)	1.05	0.41	0.40	1.35	1.12
Aggressive Allocation Fund(1)	0.57	0.20	0.20	0.85	0.57

____________________________________

(1)	Income Allocation Fund, Growth & Income Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund Class A, Class B, Class C and Class Y shares commenced operations on September 24, 2001.

Certain Performance Comparisons

        In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds’ shares, including data from Lipper, Inc. (“Lipper”), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper and such other data services.

TAXATION

        Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

        Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

        For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other Fund pursuant to the exchange privilege (see “Managing Your Investment —Exchanging Your Shares” in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder’s gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder’s gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

        When an Underlying Fund lends portfolio securities to a borrower as described above in “General Information—Lending of Portfolio Securities,” payments in lieu of dividends made by the borrower to the Underlying Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Underlying Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

        Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a “foreign shareholder”) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

        The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

REDUCING SALES CHARGES

Class A Sales Charge

        The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

        Quantity Discounts and Accumulated Purchases: Each Fund will combine purchases made by an investor, the investor’s spouse, and the investor’s children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

        For each Fund, the sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A shares of any other Fund or any First American fund (other than a money market fund) that you are concurrently purchasing, plus (iii) the higher of the current net asset value or the original purchase price of Class A shares of the Fund, any other Fund, or any First

American fund (other than a money market fund) that your already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

        Letter of Intent: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A shares in the Funds and other First American funds (other than money market funds), over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds’ custodian to hold a percentage equal to the Funds’maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

        The amount held in escrow for all Funds will be applied to the investor’s account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

        A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days. Absent complete and current notification from the investor or from his or financial institution to the Fund, the investor may not realize the benefit of a reduced sales charge.

Sales of Class A Shares at Net Asset Value

        Purchases of a Fund’s Class A Shares by the Advisor, the sub-advisor to any Underlying Fund, any of their affiliates, or any of their or FASF’s officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FASF’s counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund’s Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through “one-stop” mutual fund networks through which the Funds are made available. Class A Shares may be purchased at net asset value without a sales charge by investors participating in asset allocation “wrap” accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Internal Revenue Code and “rabbi trusts”), which plans and trusts purchase through “one-stop” mutual fund networks. In addition, purchases of Class A Shares for an investor’s medical savings account for which U.S. Bank or an affiliate serves in a custodian capacity may be made at net asset value without a sales charge.

        Class A shares may be purchased without a sales charge by non-retirement accounts if they total $1 million or more. Your investment professional or financial institution may receive a commission equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.

        Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and Profit sharing and Pension plans, which have 200 or more eligible participants. Your representative must notify the Funds if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds’ distributor to perform share distribution services may receive a commission on such sales of the Funds equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.

        If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

By Telephone

        A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day’s net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central Time in order for shares to be redeemed at that day’s net asset value. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution’s responsibility to transmit redemption requests promptly.

        Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by calling Investor Services at 800 677-FUND. At the shareholder’s request, redemption proceeds will be paid by check mailed to the shareholder’s address of record or wire transferred to the shareholder’s account at a domestic commercial bank that is a member of the Federal Reserve System, normally within three days, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

        In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrators nor the Funds will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Administrators and the Funds will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include the taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrators examine each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrators subsequently send confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrators and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

By Mail

        Any shareholder may redeem Fund shares by sending a written request to the Fund, to the shareholder’s servicing agent or financial institution. The written request should include the shareholder’s name, the account number, the Fund name, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, the shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

        Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

•	a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation (“FDIC”);

•	a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

•	a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

•	any other “eligible guarantor institution,” as defined in the Securities Exchange Act of 1934.

        The Funds do not accept signatures guaranteed by a notary public.

        The Funds and the Administrators have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Administrators reserve the right to amend these standards at any time without notice.

Redemption Before Purchase Instruments Clear

        When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrators are reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

RATINGS

        A rating of a rating service represents that service’s opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

        When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Underlying Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

Ratings of Long-Term Corporate Debt Obligations

Standard & Poor’s

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s

Aaa: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Ratings of Commercial Paper

Standard & Poor’s

                Commercial paper ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

                A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

                A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

                A-3:  A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

                Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Underlying Funds will purchase Prime-3 commercial paper.

                Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

                Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                Prime-3:Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

FINANCIAL STATEMENTS

        The financial statements of FASF included in its Annual Report to shareholders for the fiscal year ended September 30, 2003 are incorporated herein by reference.